UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 12, 2004

TRESTLE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23000	95-4217605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Technology, Suite 105 Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 673-1907

Item 5. – OTHER EVENTS AND REGULATION FD DISCLOSURE.

On August 12, 2004, the Company issued a press release announcing that it has completed its private placement of common stock and warrants, raising more than $4.5 million.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. – FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

	99.1	Press release dated August 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRESTLE HOLDINGS, INC.

August 12, 2004	/s/ BARRY HALL
Barry Hall Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated as of August 12, 2004.